SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 24, 2005

GUARANTY BANCSHARES, INC.
    (Exact name of registrant as specified in its charter)

Texas	0-23113	75-1656431
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

100 West Arkansas
Mount Pleasant, Texas	75455
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (903) 572-9881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          At the January 18, 2005 meeting of the Board of Directors (the “Board”) of Guaranty Bancshares, Inc. (the “Company”), the Nominating Committee nominated and the Board appointed Kirk Lee to serve as a member of the Board, effective immediately, to serve until the next annual meeting of the Company’s shareholders, to be held on April 19, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCSHARES, INC.

Dated: January 24, 2005	By:	/s/ CLIFTON A PAYNE

Clifton A. Payne
Senior Vice President and
Chief Financial Officer